                                                                       EXHIBIT E



                                                                         [State]

================================================================================

                          [MORTGAGE] [DEED OF TRUST],
                   ASSIGNMENT OF LEASES, RENTS AND REVENUES
                              AND FIXTURE FILING

                                    made by


                             [__________________],

                                  as Grantor,

                                      to

                              [________________],

                                  as Trustee

                              for the benefit of

                           THE CHASE MANHATTAN BANK,
                    as Administrative Agent for the Lenders

                 Dated as of the __ day of ____________, 2001

                       After recording please return to:

                          [Simpson Thacher & Bartlett
                             425 Lexington Avenue
                           New York, New York 10017
                        Attention:  __________________]


================================================================================

                               Table of Contents

                                                                            Page

Section 1.     DEFINITIONS...................................................  5
   1.1    Definitions........................................................  5
          -----------
   1.2    Other Definitional Provisions......................................  7
          -----------------------------

Section 2.     COVENANTS.....................................................  7
   2.1    Payment of Taxes...................................................  7
          ----------------
   2.2    Alterations........................................................  8
          ------------
   [2.6 Ground Lease......................................................... 10
        ------------
   Grantor hereby represents, warrants and covenants the following with respect to the Ground Lease:.............................................. 10

Section 3.     FORECLOSURE................................................... 10
   3.1    Foreclosure........................................................ 10
          -----------
   3.2    Grantor's Waivers.................................................. 11
          -----------------
   3.3    Recovery of Advances............................................... 12
          --------------------
   3.4    Sale............................................................... 12
          ----
   3.5    Several Parcels.................................................... 12
          ---------------
   3.6    Beneficiary Authorized to Execute Instruments...................... 12
          ---------------------------------------------
   3.7    Purchase of Mortgaged Property by Beneficiary...................... 13
          ---------------------------------------------
   3.8    Receipt a Sufficient Discharge to Purchaser........................ 13
          -------------------------------------------
   3.9    Waiver of Marshaling, Appraisement, Valuation...................... 13
          ---------------------------------------------
   3.10   Sale Shall be a Bar Against Grantor................................ 13
          -----------------------------------
   3.11   Application of Sale Proceeds....................................... 14
          ----------------------------

Section 4.     [THE TRUSTEE.................................................. 14
   4.1    Acceptance; Standard of Conflict................................... 14
          --------------------------------
   4.2    Fees and Expenses.................................................. 14
          -----------------
   4.3    Resignation........................................................ 14
          -----------
   4.4    Acts of Trustee.................................................... 14
          ---------------
   4.5    Successor Trustee; Substitution.................................... 14
          -------------------------------

Section 5.     APPOINTMENT OF RECEIVER....................................... 15

Section 6.     POSSESSION, MANAGEMENT AND INCOME UPON DEFAULT................ 15

Section 7.     RIGHT OF BENEFICIARY TO PERFORM GRANTOR'S COVENANTS........... 16

Section 8.     REMEDIES CUMULATIVE........................................... 16

Section 9.     GOVERNING LAW................................................. 16

Section 10.    NO WAIVER..................................................... 17

Section 11.    FINANCING STATEMENT........................................... 17

Section 12.    EXPENSES OF BENEFICIARY....................................... 17
   12.1   Expenses of Defending the Mortgage................................. 17
          ----------------------------------
   12.2   Expenses of Collection............................................. 18
          ----------------------

Section 13.    MISCELLANEOUS................................................. 18

Section 14.    NON-MERGER.................................................... 18

Section 15.    ASSIGNMENT OF RENTS AND GRANTOR'S INTEREST IN LEASES.......... 18
   15.1   Assignment of Leases, Operating Agreements and Tenant Guaranties... 18
          ----------------------------------------------------------------
   15.2   Application of Proceeds............................................ 19
          -----------------------
   15.3   Present Assignment; License of Grantor............................. 20
          --------------------------------------
   15.4   Payment by Tenants................................................. 21
          ------------------
   15.5   No Release......................................................... 21
          ----------
   15.6   Rights, Powers and Privileges of Beneficiary Irrevocable........... 21
          --------------------------------------------------------
   15.7   No Subordination or Amendment...................................... 22
          -----------------------------
   15.8   Termination of Assignment.......................................... 22
          -------------------------
   15.9   Beneficiary Not Obligated Under Lease, Operating Agreement or
          -------------------------------------------------------------
          Tenant Guaranty.................................................... 22
          ---------------
   15.10     Subrogation..................................................... 22
             -----------
   15.11     Bankruptcy...................................................... 23
             ----------

Section 16.    STATE SPECIFIC PROVISIONS..................................... 23
   16.1     Maximum Amount................................................... 23
            --------------

Section 17.    NOTICES....................................................... 24

Section 18.    WAIVER OF JURY TRIAL; WAIVER OF CLAIMS........................ 25
   18.1   Trial by Jury...................................................... 25
          -------------
   18.2   Submission To Jurisdiction; Waivers................................ 25
          -----------------------------------

Section 19.    SEVERABILITY.................................................. 25

Section 20.    LAST DOLLARS SECURED.......................................... 25

Section 21.    RELEASES OR RECONVEYANCES..................................... 26

Section 22.    FURTHER ASSURANCES............................................ 26

Section 23.    [PRIORITY OF FIRST MORTGAGE].................................. 26

Section 24.    CONFLICTS WITH CREDIT AGREEMENT............................... 26

         [MORTGAGE] [DEED OF TRUST], ASSIGNMENT OF LEASES, RENTS, AND
                          REVENUES AND FIXTURE FILING

          THIS [MORTGAGE] [DEED OF TRUST], ASSIGNMENT OF LEASES, RENTS, AND REVENUES AND FIXTURE FILING (this "Mortgage") is dated as of the __ day of
                                   --------
___________, 2001 and is made by [Federal-Mogul Corporation, a Michigan corporation] "Grantor"), in consideration of the premises and covenants
              -------
hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to [_____________], a [____________] ("Trustee") for the benefit of Wilmington Trust Company, a
                 -------
Delaware banking corporation, not individually but solely as trustee ( herein referred to as "Beneficiary") under the Trust Agreement dated as of December 29,
                -----------
2000 (as amended, supplemented and otherwise modified from time to time, the

"New Trust Agreement"), among Grantor, the Subsidiaries (as defined in the
 -------------------
Credit Agreement) of Grantor a party thereto and Beneficiary.


                            W I T N E S S E T H:/1/
                            -------------------

          WHEREAS, the Grantor was a party to the Third Amended and Restated Credit Agreement, dated as of February 24, 1999 (as amended, supplemented or otherwise modified from time to time, the "Existing Credit Agreement"), among
                                           -------------------------
the Grantor, each Foreign Subsidiary Borrower (as defined in the Existing Credit Agreement) party thereto, the banks and other financial institutions from time to time party thereto as lenders (the "Lenders") and The Chase Manhattan Bank,
                                       -------
as Administrative Agent;

          WHEREAS, pursuant to the Fourth Amended and Restated Credit Agreement, dated as of December 29, 2000 (as amended, modified, supplemented, extended or renewed from time to time, including pursuant to any amendment and restatement thereof, the "Credit Agreement"), among the Grantor, each Foreign Subsidiary
              ----------------
Borrower (as defined in the Credit Agreement) party thereto, the Lenders parties thereto and The Chase Manhattan Bank, as Administrative Agent, the Existing Credit Agreement was amended and restated in its entirety, and the Lenders have agreed to make further extensions of credit to the Borrowers (as defined in the Credit Agreement) thereunder, including, without limitation, Grantor;

          WHEREAS, pursuant to the Credit Agreement, Grantor is required to execute and deliver this Mortgage to the Beneficiary, for the benefit of the Secured Parties (as hereinafter defined);

          WHEREAS, pursuant to the terms of the Credit Agreement, the First Priority Secured Obligations [the Other Secured Obligations](as defined in the Security Agreement) of Grantor shall be secured by, among other things, a lien upon and perfected security interest in all estate, right, title and interest of the Grantor in and to the Mortgaged Property (as defined below) pursuant to the terms hereof; and


__________________________
/1/ Note:  Mortgage form, including the preamble and the granting clauses, will be modified for execution by the Domestic Subsidiaries.

          WHEREAS, Grantor is, or in the case of Mortgaged Property hereafter acquired will be, the [fee] [leasehold] owner of the Mortgaged Property (as hereinafter defined);

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees that to secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of Grantor with respect to the First Priority Secured Obligations [Other Secured Obligations] which may arise under the Credit Agreement and any other Loan Document or Surety Bond Document to which Grantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise to the extent contemplated by the Credit Agreement or any other Loan Document or Surety Bond Document to which Grantor is a party (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by Grantor pursuant to the terms of the Credit Agreement or any other Loan Document to which Grantor is a party) and in each case relating to the First Priority Secured Obligations [the Other Secured Obligations] (the "Secured
                                                                   -------
Obligations"; provided that, to the extent the Mortgaged Property constitutes
-----------   --------
Restricted Collateral (as defined in the Security Agreement), the "Secured
                                                                   -------
Obligations" shall include only Restricted Collateral Secured Obligations (as
-----------
defined in the Security Agreement));

          GRANTOR, UPON THE TERMS AND CONDITIONS SET FORTH HEREIN, HEREBY IRREVOCABLY GRANTS, BARGAINS, SELLS, PLEDGES, CONVEYS, TRANSFERS, MORTGAGES AND ASSIGNS unto Trustee, for the benefit of Beneficiary, its successors and assigns, with power of sale, and grants a security interest to Beneficiary in, all of the following property (such property being referred to collectively herein as the "Mortgaged Property"):
               ------------------
          (a) all estate, right, title and interest of Grantor, now owned or hereafter acquired, in and to those certain tracts or parcels of land as described in Exhibit A hereto, together with all rights
                                     ---------
                of way or use, sidewalks, alleys, strips, gores, rights (including rights in streets (including those vacated or to be vacated), privileges, air rights and development rights, sewer rights, waters, water courses, water rights and powers, servitudes, estates, licenses, easements, tenements, hereditaments and appurtenances incident, belonging or pertaining to such land, including any mineral, mining, oil and gas rights and rights to produce or share in the production of anything related thereto and similar or comparable rights of any nature whatsoever now or hereafter appurtenant thereto) (collectively, the "Land"), and all estate, right, title and
                                    ----
                interest of Grantor in the buildings, structures, fixtures and improvements now or hereafter located or erected thereon (which buildings and improvements, together with any additions thereto or alterations or replacements thereof, being referred to herein as the "Improvements");
                        ------------

          (b) all right, title and interest of Grantor in and to all machinery, apparatus, equipment, materials, fittings, fixtures, chattels, and all other real property, and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof, now or hereafter owned by Grantor or in which Grantor has or shall acquire an interest (to the extent of such interest), and now or hereafter located on, attached to or contained in or used in connection with the Land or the Improvements, or placed on any part thereof though not attached thereto, including all indoor and outdoor furniture, landscaping, indoor plants, tools, screens, awnings, shades, blinds, curtains, draperies, partitions, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, water heating, cooking, monitoring, ventilating, air conditioning, refrigerating, sanitation, waste removal, incinerating or compacting plants, systems, fixtures and equipment, elevators, escalators, stoves, ranges, vacuum systems, window washing and other cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, alarms, telecommunications, entertainment, recreational or security systems and equipment, motors, machinery, pipes, ducts, conduits, dynamos, engines, compressors, generators, boilers, stokers, furnaces, pumps, tanks, and appliances, in each case to the extent a lien is perfected thereon by a fixture filing (collectively, "Equipment");
           ---------

(c) all right, title and interest of Grantor in and to all real estate tax refunds and credits and all awards or payments, including interest on any of them, and any right to receive the same which Grantor may have, which may be made with respect to any of the Premises (as hereinafter defined) whether from a condemnation thereof or for any other injury to, decrease in the value of, or other occurrence affecting any of the Premises, subject, in each case, to the rights of Tenants (as hereinafter defined) under Leases (as hereinafter defined) or parties under Operating Agreements to the extent such Leases or Operating Agreements are not subordinate to the terms of this Mortgage;

(d) all estate, right, title and interest of Grantor in and to all Leases, Operating Agreements and other agreements for, affecting or related to the use and occupancy of the Premises, now or hereafter entered into (including any use or occupancy arrangements created pursuant to
          Section 365(d) of Title 11 of the United States Code (the "Bankruptcy
                                                                     ----------
          Code") or otherwise in connection with the commencement or continuance
          ----
          of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any Tenant or occupant of any portion of the Mortgaged Property and all extensions, amendments and modifications thereto heretofore or hereafter entered into), and all rents, incomes, issues, royalties, revenues and profits derived by Grantor from the Premises and, subject to the terms and conditions of the Credit Agreement, the right to apply such rents, incomes, issues, royalties, revenues and profits to the obligations secured by this Mortgage, together with the security deposits or other payments or instruments delivered as security under such Leases, Operating Agreements and agreements (the grant of such security deposits and other security being subject to application in accordance with the express requirements of such Leases, Operating Agreements and any other agreements applicable thereto); and

(e) any of the foregoing to the extent acquired from and after the date hereof;

     TO HAVE AND TO HOLD the above granted and described property, unto and to the proper use and benefit of Beneficiary, its successors and assigns, forever, upon the terms and conditions set forth herein.

     To protect the security of this Mortgage, Grantor covenants and agrees with and represents and warrants to Beneficiary as follows:

                            Section 1.  DEFINITIONS

     1.1  Definitions.
          -----------

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. As used in this Mortgage the following terms have the following respective meanings:

          "Bankruptcy Code" shall have the meaning stated in the introduction
           ---------------
     hereof.
          "Casualty" shall mean a fire, explosion, flood, collapse or other
           --------
     casualty affecting any part of the Premises.

          "Condemnation" shall mean a taking or voluntary conveyance during the
           ------------
     term hereof of all or any part of the Premises or any interest therein or any right accruing thereto or use thereof, as a result of, or in settlement of, any condemnation or other eminent domain proceeding by any Governmental Authority, whether or not the same have been actually commenced.

          "Default Rate" shall mean, if a default has occurred with respect to
           ------------
     only one Tranche of Loans, the interest rate applicable to Base Rate Loans of such Tranche, plus 2% and in all other cases, the interest rate applicable to Base Rate Loans that are Tranche C Term Loans as provided for in the Credit Agreement, plus 2%.

          "Equipment" shall have the meaning stated in the introduction hereof.
           ---------

          "Grantor" shall mean [Federal-Mogul Corporation]for the period during
           -------
     which the same shall own the Mortgaged Property, and following any conveyance of the Mortgaged Property which is permitted by the terms of this Mortgage, shall mean the transferee for the period during which each transferee shall own the Mortgaged Property.

          "Grantor's Contest Right" shall mean Grantor's right to contest
           -----------------------
     certain matters pursuant to the Credit Agreement, subject to all of the terms and conditions set forth in the Credit Agreement.

          ["Ground Lease"  incorporate details of Ground Lease as applicable.]
            ------------
          "Improvements" shall have the meaning stated in the introduction
           ------------
     hereof.
          "Land" shall have the meaning stated in the introduction hereof.
           ----

          "Leases" shall mean any lease, sublease, sub-sublease, license,
           ------
     letting, concession, occupancy agreement or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Mortgaged Property, and every modification, amendment or other agreement relating to such lease, sublease, sub-sublease, or other agreement entered into, in accordance with the terms of the Loan Documents, in connection with such lease, sublease, sub-sublease, or other agreements and all agreements related thereto, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

          "Mortgage" shall mean this [Mortgage] [Deed of Trust], Assignment of
           --------
     Leases, Rents and Revenues and Fixture Filing, as amended, supplemented, restated or otherwise modified from time to time pursuant to the provisions hereof.

          "Mortgaged Property" shall have the meaning stated in the introduction
           ------------------
     hereof.

          "Operating Agreements" shall mean all reciprocal easements and/or
           --------------------
     operating agreements, covenants, conditions and restrictions and similar agreements affecting the Mortgaged Property and binding upon Grantor, and/or any Affiliate or Subsidiary and/or any other third party.

          "Other Charges":  all ground rents, maintenance charges, impositions
           -------------
     other than Taxes, and any other charges, including vault charges and license fees for the use of vaults and similar areas adjoining the Premises, now or hereafter levied or assessed or imposed against the Premises or any part thereof.

          "Other Mortgaged Property":  property constituting Mortgaged Property
           ------------------------
under (and as defined in) any Other Mortgage.

          "Other Mortgages" shall mean those other mortgages and deeds of trust
           ---------------
     made by Grantor, or an Affiliate or Subsidiary of Grantor, in favor of Beneficiary pursuant to the terms of the Credit Agreement, a Domestic Subsidiary Guarantee, or any other Loan Document, as amended, supplemented, restated or otherwise modified from time to time pursuant to the provisions thereof.

          "Permitted Lien" any Lien permitted pursuant to Section 11.4 of the
           --------------
     Credit Agreement.

          "Premises" shall mean the Land, Improvements and Equipment and all
           --------
     accessions and additions thereto which constitute a part of the Land, Improvements and/or Equipment.

          "Proceeds" shall mean amounts, awards or payments payable to
           --------
     Beneficiary, Administrative Agent, Grantor, or any Affiliate or Subsidiary of Grantor in respect to all or any part of the Premises in connection with a casualty or condemnation thereof (after the deduction therefrom and payment to such Beneficiary, Administrative Agent, Grantor, or any Affiliate or Subsidiary of Grantor of any and all reasonable expenses incurred by such entity in the recovery thereof, including all attorneys' fees and disbursements, the fees of insurance experts and adjusters and the costs incurred in any litigation or arbitration with respect to such casualty or condemnation).

          "Secured Obligations" shall have the meaning stated in the
           -------------------
     introduction hereof.

          "Secured Parties" shall mean (i) the Surety Parties (as defined in the
           ---------------
     Security Agreement), (ii) the Lenders (including Lender Affiliates, to the extent such Lender Affiliates hold Secured Obligations) and the Administrative Agent and (iii) the Beneficiary.

          "Taxes":  all real estate and personal property taxes, assessments,
           -----
     fees, taxes on rents or rentals, water rates or sewer rents, and other governmental charges now or hereafter levied or assessed or imposed against the Grantor or any Mortgaged Property or rents therefrom

          "Tenant":  any Person liable by contract or otherwise to pay monies
           ------
     (including a percentage of gross income, revenue or profits) pursuant to a Lease.

     1.2  Other Definitional Provisions.  The words "hereof", "herein",
          -----------------------------
"hereunder", and words of similar import when used in this Mortgage shall refer to this Mortgage as a whole and not to any particular provision of this Mortgage, and Section and Schedule references are to this Mortgage unless otherwise specified.

                             Section 2.  COVENANTS

     2.1  Payment of Taxes.
          ----------------

     (a) Except as may be permitted by the Credit Agreement, Grantor will pay and discharge from time to time, on or prior to the date when material penalties attach thereto, all Taxes and Other Charges, whether created or evidenced by recorded or unrecorded documents or of a like or different nature, imposed upon or assessed against the Mortgaged Property or any part thereof or upon the rents or other income from the Mortgaged Property or arising in respect of the occupancy, use or possession thereof.

     (b) In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation subsequent to the date hereof (i) in any manner changing or modifying laws now in force governing the taxation of this Mortgage (other than the laws governing income, franchise and similar taxes generally) or the manner of collecting taxes thereon and (ii) imposing a tax to be paid by Beneficiary, Administrative Agent or Lender either directly or indirectly, on this Mortgage or requiring the amount of taxes to be withheld or deducted therefrom, the Grantor will promptly notify Beneficiary and Administrative Agent of such event. In such event Grantor shall, to the extent permitted by applicable law, (i) agree to enter into such further instruments as may be reasonably necessary or desirable to obligate Grantor to make any applicable additional payments and (ii) Grantor shall be obligated to make such additional payments.

     2.2     Alterations.
             ------------

     (a) Except as may be permitted in the Credit Agreement or the other Loan Documents, Grantor shall not:

             (i) demolish or remove any material portion of any Improvement, unless as may be required by law or such demolition or removal could not reasonably be expected to interfere in any material manner with the business and operations of the Mortgaged Property as currently conducted;

             (ii) erect any additions to the Improvements or any other structures on the Premises, if such erection could reasonably be expected to interfere, in any material way, with the business and operations of the Mortgaged Property as presently conducted;

             (iii) commit any waste on the Mortgaged Property or make any alterations to the Mortgaged Property if such waste or alterations could reasonably be expected to interfere, in any material way, with the business and operations of the Mortgaged Property as presently conducted;

             (iv) take any other action with respect to the Mortgaged Property if it would (A) materially increase the risk of fire or any other hazard, (B) violate the terms of any insurance policy required under Section 2.3 hereof or under the Credit Agreement, or (C) could reasonably be expected to interfere, in any material way, with the business and operations of the Mortgaged Property as presently conducted; in each case without the consent of Beneficiary, which consent shall not be unreasonably withheld by Beneficiary.

     2.3  Maintenance of Property; Insurance; Inspection.  Supplementing the
          ----------------------------------------------
provisions of the Credit Agreement, for so long any part of the Secured Obligations remain outstanding or any other amount is owing to any Lender or the Administrative Agent under any of the Loan Documents, the Grantor shall:

             (a) keep the Mortgaged Property in good repair, working order and condition, damage by Casualty and reasonable wear and tear excepted; and will perform preventive maintenance thereon, and maintain such licenses, permits and other arrangements with respect thereto, all in accordance with the standards observed by reasonably prudent owners of properties in the same or similar business as Grantor;

             (b) maintain, pursuant to and in accordance with the Credit Agreement, with financially sound and reputable insurance companies policies of hazard, casualty and liability insurance in amounts and subject to deductibles or retentions as in the reasonable opinion of Grantor is available on commercially reasonable terms and will provide sound and reasonable protection for the Mortgaged Property; and

             (c) upon the request of Administrative Agent, the Grantor will furnish to Beneficiary or Administrative Agent, with copies for each Lender, certificates of insurance or other evidence that the insurance required to be maintained by Grantor pursuant hereto is being maintained.


          2.4  Casualty and Condemnation.  If the Mortgaged Property shall be
               -------------------------
damaged or destroyed in whole or in part by a Casualty or Condemnation, Grantor shall give prompt written notice to Beneficiary and Administrative Agent, generally describing the nature and extent of such Casulaty. All Proceeds to which Grantor or an Affiliate or Subsidiary thereof may be entitled to as a result of a Casualty or Condemnation shall be distributed and applied to the in accordance with the terms of the Credit Agreement.

          2.5  Transfer Restrictions; Liens.
               ----------------------------

                    (a) Except as may be permitted pursuant to the Credit Agreement, Grantor shall not sell, transfer, convey or assign all or any portion of, or any interest in, the Mortgaged Property. All Proceeds to which Grantor or an Affiliate or Subsidiary of Grantor may be entitled to as a result of a sale, transfer, conveyance or assignment of all or any portion of grantor's interest in the Mortgaged Property shall be distributed and applied in accordance with the Credit Agreement.

                    (b) Except for the Permitted Liens, neither Grantor, nor any Affiliate or Subsidiary of Grantor, may suffer to exist any Lien on the Mortgaged Property or any part thereof, whether superior or subordinate to the Lien of this Mortgaged Property.

      [2.6 Ground Lease/2/
           ------------

       Grantor hereby represents, warrants and covenants the following with respect to the Ground Lease:

          (i)   the Ground Lease or a memorandum thereof has been duly recorded;

          (ii) either (A) the Ground Lease permits the interest of the Grantor thereunder to be encumbered by the Mortgage or (B) the lessor under the Ground Lease has granted its consent to the interest of Grantor being encumbered by the Mortgage, a true and complete copy of which consent has been delivered to Administrative Agent;

          (iii) the Ground Lease does not restrict the use of the Mortgaged Property by Grantor, its successors or assigns in a manner that could reasonably be expected materially interfere with the business and operation of the Mortgaged Property as presently conducted;

          (iv) a true and complete copy of the Ground Lease has been delivered to the Administrative Agent;

          (v) on the date hereof, the Ground Lease is in full force and effect and no material default by Grantor has occurred under the Ground Lease nor, to the best of the Grantor's knowledge, is there any existing condition which, but for the passage of time or the giving of notice or both, would result in a material default by Grantor under the terms of any Ground Lease; and

          (vi) Grantor shall deliver to Beneficiary, Administrative Agent and Trustee, promptly upon receipt or delivery thereof, copies of all notices of default and other material notices delviered to or by Grantor with respect to the Ground Lease.]

                          Section 3.  FORECLOSURE.

     3.1  Foreclosure.
          -----------

     If any Event of Default shall have occurred and be continuing, Trustee or Beneficiary may at any time proceed, at law or in equity or otherwise:

          (a) to institute an action to foreclose its interest under the Lien of this Mortgage against the Mortgaged Property by judicial foreclosure sale or strict foreclosure in one proceeding or against portions of the Mortgaged Property in a series of separate proceedings, and to have the same sold under the judgment or decree of a court of competent jurisdiction or proceed to take any of such actions;

____________________________
/2/ The leasehold mortgage will provide that with respect to payment or performance of comparable obligations under an unsubordinated ground lease and the leasehold mortgage, payment or performance of the obligation under the ground lease will satisfy payment and performance of the comparable leasehold mortgage obligation.

          (b) to take such other action at law or in equity or otherwise for the enforcement of this Mortgage and the realization, upon obtaining a judgment for foreclosure, on the security or any other security herein or elsewhere provided for, in such manner and at such times as the law may allow, and may proceed therein to the extent permitted, and subject to the limitations imposed, by law to final judgment and execution for all sums payable by Grantor in accordance with the provisions of the Credit Agreement and the other Loan Documents, and all sums which may have been advanced by Beneficiary in accordance with the provisions of this Mortgage, for Taxes and Other Charges, water or sewer rents, charges or claims, payment on prior liens, insurance or repairs to the Mortgaged Property, all costs of suit, together with interest thereon at such interest rate as may be awarded in any judgment obtained by Beneficiary, as the case may be, from and after the date of any foreclosure sale until actual payment is made to Beneficiary of the full amount due Beneficiary, and attorneys' fees through and including all appellate levels; and/or

          (c) to sell, assign, transfer and deliver the whole or, from time to time, any part of the Mortgaged Property, or any interest in any part thereof, at any private sale or at public auction permitted by law, with such demand, advertisement or notice as required by law, and on such other terms as required or permitted by law.

     After an Event of Default has occurred and is continuing, and before taking title to or possession of all or any portion of the Mortgaged Property, Beneficiary may order the performance of environmental assessments of the Mortgaged Property by qualified professionals, the reasonable cost of which shall be borne by Grantor and secured hereby.

     3.2  Grantor's Waivers.
          -----------------

     To the extent permitted by applicable law, it shall not be necessary for Trustee or Beneficiary to have actual or constructive possession of any part of the Mortgaged Property in order to pass the title to and the right of possession of the Mortgaged Property, and the title to and the right of possession of the Mortgaged Property shall pass to the purchaser or purchasers thereof at any sale hereunder as fully as if the same actually had been present and delivered. To the fullest extent allowed by applicable law, upon foreclosure of this Mortgage, whether by power of sale or any other nonjudicial or judicial foreclosure process, Grantor or any person claiming any part of the Mortgaged Property by, through or under Grantor shall not be entitled to direct the order of sale, a marshaling of assets or a sale in inverse order of alienation. The recitals and statements of fact contained in any notice or in any conveyance to the purchaser or purchasers at any sale hereunder shall be prima facie evidence of the truth of such facts, and all prerequisites and requirements necessary to the validity of any such sale shall be presumed to have been performed. In the event of a foreclosure sale, to the extent that Grantor is in possession of the Premises, Grantor shall be deemed a tenant at will of the purchaser at such judicial foreclosure sale and shall be liable for a reasonable rental for the use of the Premises; and if Grantor refuses to surrender possession of the Premises upon demand, the purchaser shall be entitled to institute and maintain the statutory action of forcible entry and detainer and procure a writ of possession thereunder, and Grantor expressly waives all damages sustained by reason thereof (other than those caused by gross negligence, willful misconduct or bad faith) and

Grantor agrees to pay to the purchaser the reasonable costs and expenses (including all reasonable attorneys' fees and expenses) of such action and writ.

     3.3    Recovery of Advances.
            --------------------

     To the extent permitted by applicable law and if an Event of Default shall have occurred and be continuing, Beneficiary shall have the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Grantor under the terms of this Mortgage and/or the Credit Agreement as they become due, without regard to whether any other Secured Obligations shall be due, and, subject to the limitations imposed by law, without prejudice to the right of Beneficiary thereafter to bring an action of foreclosure, or any other action, for any Event of Default by Grantor existing at the time the earlier action was commenced.

     3.4    Sale.
            ----

     Upon the completion of any sale or sales of all or any portion of the Mortgaged Property by virtue of this Section, Trustee, Beneficiary or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers, good and sufficient instrument or instruments conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. To the extent permitted by law, any such sale or sales shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Grantor in and to the properties, interests and rights so sold, and shall be a perpetual bar both at law and in equity against Grantor and against any and all Persons claiming or who may claim the same, or any part thereof from, through or under Grantor.

     3.5    Several Parcels.
            ---------------

     To the extent permitted by law, if any Event of Default shall have occurred and be continuing, Trustee or Beneficiary shall have the right to sell all or any portion of the Mortgaged Property or of the Other Mortgaged Properties (subject to the terms of the Other Mortgages) in such order as it may determine, and the right of sale hereunder shall not be exhausted by one or more sales, but to the extent permitted by law successive sales may be had until all of the Mortgaged Property and the Other Mortgaged Properties have been legally sold. To the extent permitted by law, in the event any sale hereunder is not completed or is defective in the opinion of Trustee or Beneficiary, such sale shall not exhaust the power of sale hereunder, and Beneficiary shall have the right to cause a subsequent sale or sales.

     3.6    Beneficiary Authorized to Execute Instruments.
            ---------------------------------------------

     Grantor irrevocably appoints (which appointment is coupled with an interest) each of Trustee and Beneficiary the true and lawful attorney-in-fact of Grantor, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement of this Mortgage after the occurrence and during the continuance of an Event of Default hereunder, to execute and deliver all such deeds, assignments, bills of sale and other instruments (without recourse, warranty or representation of any kind) as may be necessary or, in the reasonable judgment of the Trustee or Beneficiary, desirable, with full power of substitution, Grantor hereby ratifying and confirming all that such attorney or any substitutes thereof shall lawfully do by virtue hereof. Nevertheless, if so requested by Trustee, Beneficiary or any purchaser, Grantor shall ratify and confirm any such sale, assignment, transfer or delivery by executing and delivering to Trustee, Beneficiary or such purchaser all deeds, assignments, bills of sale, releases and other proper instruments (which in each case shall be without recourse to or representation or warranty by Grantor) to effect such ratification and confirmation as may be reasonably designated in any such request.

     3.7    Purchase of Mortgaged Property by Beneficiary.
            ---------------------------------------------

     Beneficiary or any nominee of Beneficiary may be a purchaser of the Mortgaged Property or of any interest therein at any sale thereof, and may apply to the purchase price all or any part of the Secured Obligations secured hereby in lieu of payment in cash of the amount of such Secured Obligations applied. Any such purchaser shall, upon any such purchase, acquire good title to the property so purchased, free of the Lien of this Mortgage and free of all rights of redemption in Grantor.

     3.8    Receipt a Sufficient Discharge to Purchaser.
            -------------------------------------------

     Upon any sale of the Mortgaged Property after the Notes become due and payable, whether at maturity, by declaration of acceleration or by automatic acceleration after the occurrence and continuation of an Event of Default or otherwise, the receipt of Trustee or Beneficiary or the receipt of the officer making the sale under judicial proceedings shall, to the full extent legally permitted, be sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obligated to see to the application thereof.

     3.9    Waiver of Marshaling, Appraisement, Valuation.
            ---------------------------------------------

     Grantor hereby waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to require upon foreclosure sales of assets in a particular order. Each successor and assign of Grantor, including a holder of a Lien subordinate to the Lien created hereby (without implying that Grantor has, except as expressly provided herein, a right to grant an interest in, or a subordinate Lien on, the Mortgaged Property or any part thereof), by acceptance of its interest or Lien agrees that it shall be bound by the above waiver, as if it gave the waiver itself. Grantor also hereby waives, to the full extent it may lawfully do so, the benefit of all laws providing for rights of appraisement, valuation, stay or extension or of redemption after foreclosure now or hereafter in force.

     3.10   Sale Shall be a Bar Against Grantor.
            -----------------------------------

     The sale of all or any portion of the Mortgaged Property in connection with the exercise of remedies under this Mortgage after the Notes become due and payable, whether at maturity, by declaration of acceleration or by automatic acceleration after the occurrence and continuation of an Event of Default or otherwise, shall, to the full extent legally permitted, forever be a perpetual bar against Grantor's asserting any claim to title to such portion of the Mortgaged Property so sold.

     3.11   Application of Sale Proceeds.
            ----------------------------

     The proceeds of any sale made under or by virtue of this Section, together with any other sums which then may be held by Trustee or Beneficiary under this Mortgage, whether under the provisions of this section or otherwise, shall be applied by Trustee or Beneficiary in the manner specified in the New Trust Agreement.

                          Section 4. [THE TRUSTEE/3/

     4.1    Acceptance; Standard of Conflict.
            --------------------------------

     Trustee, by acceptance hereof, hereby covenants faithfully to perform and fulfill the trusts herein created, provided that Trustee shall be liable hereunder only for gross negligence, willful misconduct or bad faith. In any event, Trustee shall be indemnified and forever held harmless by Beneficiary for any action that Trustee may take pursuant to and in reliance upon the written instructions of Beneficiary.

     4.2    Fees and Expenses.
            -----------------

     Grantor shall pay all reasonable costs, fees and expenses of Trustee and its counsel, incurred in connection with the performance of Trustee's duties hereunder. Nothing contained in this Mortgage shall be construed to require Trustee to make any advances of funds for the benefit of either Grantor or Beneficiary for any reason or purpose.

     4.3    Resignation.
            -----------

     Trustee may resign at any time after thirty (30) days' notice in writing to Grantor and Beneficiary.

     4.4    Acts of Trustee.
            ---------------

     In the event more than one person is designated as Trustee herein, then either or any of them may act when the circumstances shall so require and the act of either or both of them shall be considered as the act of both or all.

     4.5    Successor Trustee; Substitution.
            -------------------------------

     Beneficiary may remove Trustee at any time or from time to time, with or without reason or cause. In the event of the death, removal, resignation, refusal to act or inability to act of Trustee, or in the sole discretion of Beneficiary for any reason, without notice to any party, and without application to any court, a successor or substitute Trustee may be appointed by Beneficiary by a designation in writing of a successor or substitute Trustee by the filing of a deed of appointment or similar instrument for record in the office where this Mortgage is recorded. Such power of appointment may be exercised whenever and as often as Beneficiary may reasonably consider it advisable and the exercise of such power of appointment, no matter how frequently, shall not be considered a termination thereof. Upon the recordation of any such deed of appointment, the successor or substitute Trustee so appointed shall thereupon, without further

___________________________
/3/This Section and all references to the Trustee shall be included in any Deed of Trust.

act or deed, become fully vested with the same title and estate in and to the Mortgaged Property as Trustee, as aforesaid, and have all of the rights, powers, trusts, duties and authority of Trustee. Whenever in the Credit Agreement or any other Loan Document reference is made to Trustee, such reference shall be held and construed to mean Trustee for the time being, whether original, successor or substitute.]

                      Section 5. APPOINTMENT OF RECEIVER

     If an Event of Default shall have occurred and be continuing, Beneficiary shall, to the fullest extent permitted by law, as a matter of right, be entitled to the appointment of a receiver for all or any part of the Mortgaged Property, whether such receivership be incidental to a proposed sale of the Mortgaged Property or otherwise, and Grantor hereby consents to the appointment of such a receiver and will not oppose any such appointment.

           Section 6. POSSESSION, MANAGEMENT AND INCOME UPON DEFAULT

     If an Event of Default shall have occurred and be continuing:

     (i) Beneficiary, with such notice, if any, to Grantor as required by law or as Beneficiary considers reasonable and appropriate in the circumstances, and subject to the rights of Tenants and the other parties to any Operating Agreements and the provisions of applicable law, may immediately enter upon and take possession of the Premises by self-help, summary proceedings, ejectment or otherwise, and may remove Grantor and all other Persons and any and all property therefrom, and may hold, operate and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto. Beneficiary shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management, except (a) for its gross negligence or willful misconduct or (b) to the extent required by applicable law, and except that any amounts so received by Beneficiary shall be applied as set forth in the Credit Agreement and the other Loan Documents; and

     (ii) upon every taking of possession pursuant to this Section, Beneficiary may (but shall have no obligation to), from time to time, at the expense of Grantor and such expenses to constitute part of the Secured Obligations, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Premises, as, in the reasonable judgment of the Beneficiary, it may deem proper. In such case, Beneficiary, to the fullest extent permitted by law, shall have the right to manage, control, use, operate, store, lease or otherwise deal with the Mortgaged Property and to carry on the business and exercise all the rights and powers of Grantor relating thereto, as shall, in the reasonable judgment of the Beneficiary, be deemed best, including the right to enter into any and all such agreements with respect to the management, cleaning, control, use, operation, storage, leasing of or otherwise dealing with the Mortgaged Property, or any part thereof, as may, in the reasonable judgment of the Beneficiary, be deemed best; and, to the fullest extent permitted by law, Beneficiary shall be entitled to the extent permitted by law to collect and receive all tolls, rents, revenues, issues, income, products and profits of the Mortgaged Property and every part thereof. Such tolls, rents, revenues, issues, income, products and profits shall be applied in the manner set forth in the Credit Agreement or the other Loan Documents.

        Section 7. RIGHT OF BENEFICIARY TO PERFORM GRANTOR'S COVENANTS

     If an Event of Default shall have occurred and be continuing, and Grantor shall fail to make any payment or perform any act required to be made or performed hereunder or under any other Loan Document, Beneficiary, upon notice to Grantor and upon the expiration of any applicable grace or cure period, if any (except in cases of emergency that threatens bodily injury or material damage to property, in which case Beneficiary will allow such notice and grace or cure period, if any, as is reasonable under the circumstances) and subject to Grantor's Contest Right, but without waiving or releasing any obligation, Default or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Grantor, and, to the extent permitted by applicable law, may enter upon the Premises for such purpose and take all such action thereon as, in the judgment of Beneficiary, may be reasonably necessary or appropriate therefor, subject to the rights of Tenants and other parties under Operating Agreements. All sums so paid by Beneficiary and all reasonable costs and expenses (including all attorneys' fees and expenses) so incurred, together with interest thereon at the Default Rate from the date of payment by Beneficiary until paid, shall constitute part of the additional indebtedness secured by this Mortgage and shall be paid by Grantor to Beneficiary upon demand therefor.

                        Section 8. REMEDIES CUMULATIVE

     To the extent permitted under applicable law, each right, power and remedy of Beneficiary provided for in this Mortgage, the Credit Agreement or any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Mortgage, the Credit Agreement or any other Loan Document or now or hereafter existing at law or in equity or by statute (including the Uniform Commercial Code as enacted in the State where the Mortgaged Property is located) or otherwise, and the exercise or beginning of the exercise by Beneficiary of any one or more of the rights, powers or remedies provided for in this Mortgage, the Credit Agreement or any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Beneficiary, to the extent permitted by law, of any or all of such other rights, powers or remedies.

                           Section 9. GOVERNING LAW

     This Mortgage shall be governed by, and construed and interpreted in accordance with, the law of the State in which the Premises are located, except that Grantor expressly acknowledges that by its terms the Credit Agreement will be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to principles of conflict of law, and for purposes of consistency, Grantor agrees that in any in personam proceeding
                                                    -----------
related to this Mortgage or the rights of the parties to this Mortgage shall also be governed by and construed in accordance with the laws of the State of New York governing contracts made and to be preformed in that State, without regard to principles of conflict of law.

                             Section 10. NO WAIVER

     No failure by Beneficiary to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Mortgage, which shall continue in full force and effect, or shall affect or alter the rights of Beneficiary with respect to any other then-existing or subsequent breach. Neither Grantor nor any other Person now or hereafter obligated to pay all or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of Beneficiary to comply with any request of Grantor, or of any other Person so obligated, to take action to foreclose on this Mortgage or otherwise to enforce any provisions of this Mortgage or any other Loan Document or by reason of the release, regardless of consideration, of all or any part of the security held for the Secured Obligations secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner of any of the Mortgaged Property and Beneficiary extending the time of payment or modifying the terms of this Mortgage or the Notes without first having obtained the consent of Grantor or such other persons.

                        Section 11. FINANCING STATEMENT

     This Mortgage shall be deemed to be and may be enforced from time to time as a mortgage, chattel mortgage, assignment, contract, and shall constitute a "fixture filing" for the purposes of Article 9 of the Uniform Commercial Code as enacted in the State where the Premises are located.

                      Section 12. EXPENSES OF BENEFICIARY

     12.1    Expenses of Defending the Mortgage.
             ----------------------------------

     If any action, suit or other proceeding affecting the Mortgaged Property or any part thereof shall be commenced in which action, suit or proceeding Beneficiary is made a party or participates or in which the right to use the Mortgaged Property or any part thereof is threatened, or in which it becomes necessary in the reasonable judgment of Beneficiary to defend or uphold the interest of Beneficiary under this Mortgage (including any action, suit or proceeding to establish or uphold the compliance of the Improvements with any Requirements of Law), then all out-of-pocket amounts reasonably paid or incurred by Beneficiary for the expense of any such action, suit or other proceeding or to protect its rights therein (whether or not Beneficiary is made or becomes a party thereto) or otherwise to enforce or defend the rights and lien created by this Mortgage (including all reasonable attorneys' fees and expenses), shall be paid by Grantor upon demand and, if not paid within ten (10) days of the giving of such demand, shall bear interest at the Default Rate from the date of the payment or incurring thereof, and any such amount and the interest thereon shall be a Lien on the Mortgaged Property, prior to any right, or right to, interest in, or claim upon the Mortgaged Property attaching or accruing subsequent to or otherwise subordinate to the Lien of this Mortgage, and the same shall be deemed to be indebtedness secured hereby.

     12.2    Expenses of Collection.
             ----------------------

     In the event an Event of Default shall have occurred and shall then be continuing, Grantor agrees to pay all reasonable costs associated therewith incurred by Beneficiary, either with or without the institution of an action, suit or other proceeding, in addition to all reasonable costs, disbursements and allowances provided by law, all such costs to be paid upon demand, together with interest thereon at the Default Rate from the date of notice, and the same shall be deemed to be part of the Secured Obligations secured hereby.

                           Section 13. MISCELLANEOUS

     This Mortgage may be discharged or terminated only by an instrument in writing signed by the party against which enforcement of such discharge or termination is sought. This Mortgage shall be binding upon each of Grantor, Trustee and Beneficiary and their respective successors and permitted assigns and all Persons claiming under or through Grantor, Trustee or Beneficiary or any such successors or permitted assigns, and shall inure to the benefit of and be enforceable by Grantor, Trustee and Beneficiary and their respective successors and permitted assigns. This Mortgage may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                            Section 14. NON-MERGER

     It is the intention and agreement of Grantor and Beneficiary there shall be no merger of this Mortgage and any estate in the Premises, by reason of the fact that the same Person may own or hold the Premises and/or this Mortgage.

       Section 15. ASSIGNMENT OF RENTS AND GRANTOR'S INTEREST IN LEASES

     15.1    Assignment of Leases, Operating Agreements and Tenant Guaranties.
             ----------------------------------------------------------------

     Subject to the provisions of Section 15.3, below, Grantor hereby pledges, grants, sells, assigns, conveys, delivers, transfers, hypothecates and sets over to Beneficiary, to the extent permitted by law or the terms hereof and subject to the terms and conditions hereof and the limitations, if any, set forth in the Leases, Operating Agreements and Tenant Guaranties described below, (a) all of Grantor's right, title and interest, now or hereafter acquired, in and to any and all existing Leases and Operating Agreements and any Leases and Operating Agreements that may hereafter be entered into by or on behalf of Grantor, and any modifications, renewals, extensions or replacements thereof, and any guaranties of the Tenant's obligations under any Lease (each such guaranty, a "Tenant Guaranty" and collectively "Tenant Guaranties") and (b) all right, title
 ---------------                    -----------------
and interest of Grantor thereunder, including all claim, right and demand to receive, collect and retain all rents and all other amounts due thereunder and under any modifications, renewals or extensions thereof, including:

             (a) the immediate and continuing right to receive and collect all amounts payable by all Tenants, subtenants or other parties pursuant to the Leases, Operating Agreements and Tenant Guaranties, including

                 (i) all rents (including all amounts payable to Grantor on account of maintenance, repairs, taxes, insurance and common area charges or similar charges), income, revenues, issues, profits, insurance proceeds, condemnation awards and other payments, tenders and security payable to or receivable by Grantor under the Leases and the Operating Agreements,

                 (ii) all damages or other amounts payable in the event of any disposition, expiration or termination of any Lease or Operating Agreement pursuant to the terms thereof, by operation of law or otherwise,

                 (iii) any indemnification against, or reimbursement for, sums paid and costs and expenses incurred by Grantor under any Lease or Operating Agreement or otherwise,

                 (iv) any award in the event of the bankruptcy of any Tenant or guarantor of a Lease or Operating Agreement and

                 (v) any security deposits, other security instruments, other deposits or prepayments with respect to any such Lease or Operating Agreement;

            (b) all claims, rights, powers, privileges and remedies of Grantor, whether provided for in any Lease, Operating Agreement or Tenant Guaranty or arising by statute or at law or in equity or otherwise, consequent to any failure on the part of any Tenant to perform or comply with any term of any Lease or any other party to comply with any Operating Agreement or any Tenant Guaranty;

            (c) all right to take all action upon the happening of a default under any Lease, Operating Agreement or Tenant Guaranty as shall be permitted by any such Lease, Operating Agreement, Tenant Guaranty, or by law, including the commencement, conduct and consummation of proceedings at law or in equity; and

            (d) the full power and authority, in the name of Grantor or otherwise, to enforce, collect, receive and make receipt for any and all of the foregoing and to do any and all other acts and things whatsoever that Grantor is or may be entitled to do under any Lease, Operating Agreement or Tenant Guaranty.

     15.2   Application of Proceeds.
            -----------------------

     Except as otherwise required by applicable law, any funds received by Beneficiary under this Section shall be applied by Beneficiary to the Secured Obligations in accordance with the provisions of the Credit Agreement and the other Loan Documents. Beneficiary shall be accountable to Grantor only for monies actually received by the Trustee, Beneficiary or its Administrative Agents pursuant hereto. Neither the collection of said funds and the application thereof as aforesaid, nor any act done or omitted pursuant to the power and rights granted to Beneficiary hereunder, shall cure or waive any Default or Event of Default or waive, modify or affect any notice of Default or Event of Default or invalidate any act done pursuant to such notice, nor shall the same be a waiver of any of Beneficiary's rights and remedies under the Notes, this Mortgage, the Other Mortgages, the Credit Agreement or the other Loan Documents.

     15.3    Present Assignment; License of Grantor.
             --------------------------------------

             (a) This Section constitutes a present, absolute, effective, irrevocable and completed assignment by Grantor to Beneficiary of the Leases and the right, subject to applicable law, to collect all sums payable to Grantor thereunder and apply the same in accordance with Section 15.2, which is not conditioned upon Beneficiary being in possession of the Premises. However, so long as no Event of Default shall have occurred and be continuing, Grantor shall have a license to enforce the obligations of Tenants under the Leases and of parties under the Operating Agreements, and to exercise all the rights and remedies of the landlord under the Leases, the Operating Agreements and Tenant Guaranties and the Tenant Guaranties (including, without limitation, the right to receive all rents and other amounts described above), subject, however, to compliance with the provisions of this Mortgage and the other Loan Documents.

             (b) If any Event of Default shall have occurred and be continuing, the license granted in Section 15.3(a) shall immediately, to the extent permitted by law, cease and terminate, without waiver of such Event of Default, with or without notice, and without any action or proceeding or the intervention of a receiver appointed by a court, and Beneficiary or an Administrative Agent or receiver appointed by Beneficiary may, to the extent permitted by law, without regard for the adequacy of the security for the Secured Obligations and the Tenant Guaranties, the commission of waste or the solvency of Grantor, without limiting any of the Beneficiary's rights and remedies under any of the Loan Documents or otherwise available at law or in equity and subject to applicable statutory requirements, if any, do any or all of the following:

                    (i) exercise any of Grantor's rights under the Leases, Operating Agreements and Tenant Guaranties;

                    (ii) enforce the Leases, Operating Agreements and Tenant Guaranties;

                    (iii) demand, collect, sue for, attach, levy, recover, receive, compromise and adjust, and make, execute and deliver receipts and releases for all rents or other payments that may then be or may thereafter become due, owing or payable with respect to the Leases, Operating Agreements and Tenant Guaranties;

                    (iv) demand that any sums held by Grantor with respect to any Lease, Operating Agreement or Tenant Guaranties (including any security deposits, other deposits or prepayments) be immediately remitted to Beneficiary;

                    (v) generally, do, execute and perform any other act, deed, matter or thing whatsoever that ought to be done, executed and performed in and about or with respect to the Leases, Operating Agreements and Tenant Guaranties; and

                    (vi) enter into possession of the Mortgaged Property in accordance with the terms of the Mortgage and the other Loan Documents for the purposes of exercising its rights under subsections (i) through (v) above.

     15.4      Payment by Tenants.
               ------------------

               (a) Grantor hereby irrevocably authorizes and directs each Tenant under a Lease and each other party under an Operating Agreement or Tenant Guaranty, at the request of Beneficiary after the occurrence and during the continuation of an Event of Default, and to the extent permitted by law, to pay by direct deposit to an account as the Beneficiary may from time to time designate) all rents, issues and profits accruing or due under such Tenant's Lease or such other party's Operating Agreement or Tenant Guaranty.

               (b) If an Event of Default shall have occurred and be continuing, then:

                     (i) Grantor hereby irrevocably authorizes Beneficiary to notify each Tenant under a Lease and each other party under an Operating Agreement or Tenant Guaranty for the purposes contemplated by clause (a) above, Grantor shall provide any confirming or separate notice to each such Tenant and other party as Beneficiary may reasonably request for the same purposes.

                     (ii) Prior to receiving any notice from Beneficiary's exercise of its rights under clause (a) above, Grantor shall have the right to receive payments from Tenants and the other party or parties to each Operating Agreement only in accordance with and subject to the terms of the other Loan Documents.

     15.5      No Release.
               ----------

     Grantor at its expense will prudently enforce in all material respects each of the Leases, Operating Agreements and Tenant Guaranties in accordance with their terms. Neither the execution and delivery of the Mortgages or any other Loan Document nor any action or inaction on the part of Beneficiary shall release (a) any Tenant from its Lease, (b) any party from its Operating Agreement, (c) any guarantor from any Tenant Guaranty or (d) Grantor from any of its obligations under the Leases or the Operating Agreements, or constitute an assumption of any such obligation on the part of Beneficiary. No action or failure to act on the part of Grantor shall adversely affect or limit the rights of Beneficiary under this Mortgage or, through this Mortgage, under the Leases, the Operating Agreements or the Tenant Guaranties.

     15.6      Rights, Powers and Privileges of Beneficiary Irrevocable.
               --------------------------------------------------------

     During the term hereof, all rights, powers and privileges of Beneficiary herein set forth are coupled with an interest and are irrevocable, subject to the terms and conditions hereof. To the extent permitted by law, Grantor hereby waives any requirement that Beneficiary commence any foreclosure proceeding with respect to any or all of the Mortgaged Property or to any or all of the other properties and collateral securing payment of the Secured Obligations prior to enforcement of any remedies pursuant to this Section, including the right to commence and prosecute an action to appoint a receiver for rents and all other amounts due under any Leases, Operating Agreements or Tenant Guaranties. Grantor will, from time to time, upon request of Beneficiary, at Grantor's sole cost and expense, execute all instruments and further assurances and all supplemental instruments and take all such action as Beneficiary from time to time may reasonably request in order to perfect, preserve and protect the interests intended to be assigned to Beneficiary hereby or to enable Beneficiary to exercise or enforce its rights hereunder.

     15.7      No Subordination or Amendment.
               -----------------------------

     Grantor hereby agrees that, except as permitted in the Credit Agreement, it will not, unilaterally or by agreement, subordinate, amend, modify, extend, discharge, terminate, surrender, waive or otherwise change any term of any of the Leases, Operating Agreements or Tenant Guaranties in any manner that would violate this Mortgage or any other Loan Document. If any of the Leases, Operating Agreements or Tenant Guaranties shall be amended as permitted hereby or thereby, they shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto.

     15.8      Termination of Assignment.
               -------------------------

     Upon the payment, or the provision, in accordance with the applicable provisions of this Mortgage and the other provisions of the Loan Documents, for payment in full, of the Secured Obligations, or if the Mortgaged Property shall be sold, transferred or otherwise disposed of by Grantor in a transaction permitted by the Credit Agreement, the assignment made in this Section and all rights hereunder assigned to Beneficiary shall cease and terminate and shall revert to Grantor. Further, upon the partial repayment of, or provision for the partial defeasance of, the Notes and all other sums in an amount sufficient to cause the release of the Mortgaged Property from the Lien of this Mortgage pursuant to the terms of the Credit Agreement, the assignment made in this Section and all rights hereunder assigned to Beneficiary in respect thereof shall cease and terminate and revert to Grantor.

     15.9      Beneficiary Not Obligated Under Lease, Operating Agreement or
               -------------------------------------------------------------
Tenant Guaranty.
---------------

     This Section shall not be construed to bind Beneficiary to the performance of any of the covenants, conditions or provisions contained in any Lease, Operating Agreement or Tenant Guaranty or otherwise impose any obligation upon Beneficiary. Beneficiary shall not be liable for any loss sustained by Grantor resulting from Beneficiary's failure to let the Premises or from any other act or omission of Beneficiary in managing the Premises after an Event of Default, unless such loss is caused by the negligence, willful misconduct or bad faith of Beneficiary. This Section shall not operate to place any obligation or liability reasonably request in order to perfect, preserve and protect the interests intended to be assigned to Beneficiary hereby or to enable Beneficiary to exercise or enforce its rights hereunder. for the control or repair of the Premises upon Beneficiary, nor for the carrying out of any of the terms and conditions of the Leases or any Tenant Guaranty; nor shall it operate to make Beneficiary responsible or liable for any waste committed on the Premises, including the presence of Materials of Environmental Concern, or for any negligence by any person other than Beneficiary in the management, upkeep, repair or control of the Premises resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing in this Section shall be construed as constituting Beneficiary a "mortgagee in possession" in the absence of the taking of actual possession of the Premises by Beneficiary.


     15.10     Subrogation.
               -----------

     If an Event of Default shall have occurred and be continuing, Beneficiary shall, to the extent permitted by law, have the right to proceed in its own name or in the name of Grantor in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, Operating Agreement or Tenant Guaranty by or on behalf of any lessee or other party thereunder, including the right to file and prosecute, to the exclusion of Grantor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease or any other party under any Operating Agreement or Tenant Guaranty under the Bankruptcy Code.

     15.11     Bankruptcy.
               ----------

     If there shall be filed by or against Grantor a petition under the Bankruptcy Code, and Grantor, as lessor under any Lease or Operating Agreement, shall determine to reject such Lease or Operating Agreement pursuant to Section 365(a) of the Bankruptcy Code, then Grantor shall give Beneficiary not less than ten (10) days' prior notice of the date on which Grantor shall apply to the bankruptcy court for authority to reject such Lease or Operating Agreement. Beneficiary shall have the right, but not the obligation, to serve upon Grantor within such ten-day period a notice stating that

               (a) Beneficiary demands that Grantor assume and assign such Lease or Operating Agreement to Beneficiary pursuant to Section 365 of the Bankruptcy Code and

               (b) Beneficiary covenants to cure or provide adequate assurance of future performance under such Lease or Operating Agreement.

If Beneficiary serves upon Grantor the notice described in the preceding sentence, Grantor shall not seek to reject such Lease or Operating Agreement and shall comply with the demand provided for in clause (a) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Beneficiary of the covenant provided for in clause (b) of the preceding sentence.

                   Section 16.    STATE SPECIFIC PROVISIONS

     16.1      Maximum Amount.
               --------------

     [Notwithstanding anything contained herein to the contrary, the maximum amount of principal indebtedness secured by this Mortgage at execution or which under any contingency may become secured hereby at any time hereafter is $[________] plus all accrued and unpaid interest thereon, plus amounts expended by Beneficiary after an Event of Default hereunder to maintain the Lien of this Mortgage or to protect the Mortgaged Property, including, without limitation, amounts in respect of insurance premiums, real estate taxes and litigation expenses to prosecute or defend the rights, remedies and Lien of this Mortgage or title to the Mortgaged Property.]/4/


__________________________

/4/ In jurisdictions where more than an immaterial mortgage recording tax is levied upon the recording of a mortgage, based upon the amount secured, the amount secured will be

                             Section 17.    NOTICES

     All notices, consents, approvals and requests required or permitted hereunder shall be given the manner and shall be effective as provided in the Credit Agreement:



     If to Grantor:                      Federal-Mogul Corporation
                                         World Headquarters
                                         2655 Northwestern Highway
                                         Southfield, Michigan 48034
                                         Attention: James Keller
                                         Telephone: 248-354-7700
                                         Telecopy:  248-354-6746

     with a copy to:





     If to Beneficiary:                  The Chase Manhattan Bank
                                         One Chase Manhattan Plaza
                                         8/th/ Floor
                                         Attention:  James Tabois
                                         New York, New York 10081
                                         Telephone: 212-552-7952
                                         Telecopy:  212-552-5650


     With a copy to:                     Chase Manhattan International Ltd.
                                         9 Thomas Moore Street
                                         London, E1 (YT)
                                         Attention:  Steven Hurford
                                         Telephone: 011-44-2-7-777-2347
                                         Telecopy:  011-44-207-777-2367




________________________________________________________________________________

     limited to 120% of the value of such property to be secured, as reasonably determined by the Administrative Agent.

             Section 18.  WAIVER OF JURY TRIAL; WAIVER OF CLAIMS

     18.1      Trial by Jury.
               -------------

     Grantor hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Mortgage or for any counterclaim therein.

     18.2      Submission To Jurisdiction; Waivers. Grantor hereby irrevocably
     ---------------------------------------------
and unconditionally:

               (a) submits for itself and the Mortgaged Property in any legal action or proceeding relating to this Mortgage or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

               (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

               (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Grantor at its address referred to in Section 17 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

               (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

               (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                          Section 19.    SEVERABILITY

               Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                      Section 20.    LAST DOLLARS SECURED

               This Mortgage secures only a portion of the Secured Obligations owing or which may become owing by Grantor. The parties agree that any payments or repayments of such Secured Obligations by Grantor shall be and be deemed to be applied first to the portion of the

Secured Obligations that is not secured hereby, it being the parties' intent that the portion of the Secured Obligations last remaining unpaid shall be secured hereby.

                   Section 21.    RELEASES OR RECONVEYANCES

               Upon written request of Beneficiary stating that (i) the Secured Obligations have been paid in full (other than obligations which, pursuant to the terms of the Credit Agreement, survive the termination of this Mortgage and the repayment and performance of the Secured Obligations) or (ii) the Mortgaged Property shall be sold, transferred or otherwise disposed of by Grantor in a transaction permitted by the Credit Agreement, Trustee shall release or reconvey to Grantor or to the Person or Persons legally entitled thereto, without warranty, any portion of the Mortgaged Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof.

                       Section 22.    FURTHER ASSURANCES

               To further assure Beneficiary's and Trustee's rights under this Mortgage, Grantor agrees upon demand of Beneficiary or Trustee to do any act or execute any additional documents as may be reasonably required by Beneficiary or Trustee to confirm the rights or benefits conferred on Beneficiary or Trustee by this Mortgage.

                Section 23.    [PRIORITY OF FIRST MORTGAGE]/5/

               Notwithstanding anything to the contrary contained herein, in the Credit Agreement any other Loan Document or any document or agreement relating to the Mortgaged Property, the Lien of this Mortgage shall constitute a first priority security Lien against the Mortgaged Property, subject to the Lien of that certain [Mortgage][Deed of Trust], Assignment of Leases and Rents, and Revenue and Fixture Filing executed by Grantor to Trustee for the benefit of Beneficiary, dated as of the date hereof, securing the First Priority Secured Obligations (as defined in the Credit Agreement), and to be recorded immediately prior to the recordation of this Mortgage and those certain Liens permitted accepted by Administrative Agent in the Title Insurance Policy delivered to Admiistrative Agent on the date hereof.]

                Section 24.    CONFLICTS WITH CREDIT AGREEMENT

               Notwithstanding anything in this Mortgage to the contrary, in the event of a conflict or patent inconsistency between the terms of this Mortgage and the Credit Agreement, the terms of the Credit Agreement shall govern and apply.


     Grantor hereby acknowledges receipt, without charge, of a true copy of this Mortgage.


_________________________________

/5/ To be included in Mortgages securing the Other Secured Obligations. The subordinate mortgage will provide that with respect to payment or performance of identical obligations under a senior mortgage and the subordinate mortgage, payment or performance of the obligation under the senior mortgage will satisfy payment and performance of the comparable subordinate mortgage obligation.

     IN WITNESS WHEREOF, Grantor has caused this Mortgage to be duly executed and delivered as of the date first above written.



Signed and acknowledged in
the presence of:

                              [_____________________],

                              a ____________________

                              By:____________________________

                                 Name:
                                 Title:

STATE OF NEW YORK                               )

                                                :  ss:
COUNTY OF NEW YORK                              )


On the ___ day of __________ in the year 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared, __________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed in the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                        _______________________________
                                                  Notary Public

STATE OF NEW YORK                               )
                                                :  ss:
COUNTY OF NEW YORK                              )



On the ___ day of __________ in the year 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared, __________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed in the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                        _______________________________
                                                 Notary Public

                                   EXHIBIT A

                              Description of Land